Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2013
Future Minimum Rentals Under Operating Leases

Future minimum rentals and sublease income under operating leases with initial or remaining non-cancelable lease terms in excess of one year for continuing operations at December 31, 2013 follow (in millions):

	Future minimum rentals	Future minimum sublease rental income
2014	$61	$5
2015	54	4
2016	46	4
2017	39	4
2018	27	3
Thereafter	25	1

	$252	$21